USAA                         USAA MUTUAL FUND, INC.
EAGLE                         S&P 500 Index Fund
LOGO
                         SUPPLEMENT DATED JULY 21, 1999
                               TO THE PROSPECTUS
                               DATED MAY 1, 1999

The following language revises and supersedes the third paragraph under the subheading "Bankers Trust Company" on pages 11 and 12:

     Prior to June 4, 1999, Bankers Trust Company was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Fund's shareholders will be asked to approve a new investment advisory agreement. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

The "Portfolio Manager" section on page 12 is hereby omitted.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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